Merger Information	3 Months Ended
Mar. 31, 2026
Merger Information [Abstract]
MERGER INFORMATION

Note 11. MERGER INFORMATION

On February 16, 2026, the Company and Transitory Air Sub LLC, its wholly owned subsidiary (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tenax Aerospace Acquisition, LLC, a Delaware limited liability company (“Tenax”). Upon consummation of the merger contemplated by the Merger Agreement (the “Merger”), Tenax will become a wholly owned subsidiary of the Company.

Pursuant to the Merger Agreement, the Company will issue shares of its common stock (the “Merger Consideration”) to the holders of the membership interests of Tenax (the “Tenax Members”) at the closing of the Merger. A portion of the Merger Consideration allocated in respect of membership interests of Tenax underlying certain Tenax warrants that remain unexercised as of the closing, if any, will be reserved by the Company for future issuance upon the exercise of such warrants. The number of shares of the Company’s common stock to be issued to the Tenax Members will be adjusted based on a calculation of AIR Net Indebtedness (as defined in the Merger Agreement). Based on the amount of AIR Net Indebtedness as of March 31, 2026, the calculation would result in the issuance of approximately 122.6 million shares of the Company’s common stock. Consequently, based upon the calculation of the Merger Consideration as of March 31, 2026, following the closing of the Merger, the Tenax Members will collectively own approximately 96% of the outstanding shares of the Company’s common stock.

The closing of the Merger is subject to risks and uncertainties and certain specified conditions, including, among other things: (a) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act, (b) the listing of the Merger Consideration on the NYSE American, and (c) other customary conditions for a transaction such as the Merger, such as the absence of any legal restraint prohibiting the consummation of the Merger and there not having occurred with respect to the Company or Tenax’s business a material adverse event, subject to certain customary exceptions.

Tenax is a leading provider of special mission aviation solutions that combine aircraft sourcing, financing and modification with aviation services including pilots, maintenance and other types of program support. Additionally, Tenax has a long-standing relationship with key government customers.